                            TRAINER, WORTHAM FUNDS LOGO

                                                                  August 4, 1997
Dear Fellow and Future Shareholders:

     We are pleased to present you with the audited Financial Report for the Trainer, Wortham Funds. Our views for the market and our investment outlook are following in the context of this letter to our shareholders.

     While we have had an optimistic outlook about the direction of the markets, like many, we have been surprised by the overall strength in stock prices. This strength has been fueled by better than expected corporate earnings reports, stable interest rates, low inflation and a high level of cash flowing into stocks.

     We recognize that the market has been overvalued by most historical measures for quite some time. As a result, we are seeing increased volatility in stock prices, as there is little margin for disappointment if fundamentals do not meet expectations or if management is not performing as expected. While some investors remain negative about stock investing, we believe there is sound basis for today's stock prices. Corporate America is becoming more efficient, resulting in high levels of cash flow. This will lead to future dividend increases, share buybacks and acquisitions that increase future value.

     For the past two years, the rise in the market has been concentrated in very few large cap companies. We believe that going forward, market participation will broaden and while we continue our concentration in traditional and emerging growth companies, the accelerating companies may offer some of the best investment opportunities. As you know, we define accelerating companies as those that are beginning to see positive earnings comparisons resulting from economic cycle dynamics, refocused business strategies and recovering fundamentals. Several of these companies are held in the First Mutual Fund portfolio, including PepsiCo, Westinghouse and Federal Mogul.

     Our Bond Fund remains fully invested in quality issues and is offering a competitive yield to its shareholders. You may receive information on any of our Funds by contacting us at the numbers provided.

     At Trainer, Wortham we are committed to finding investments for our clients in companies that will prosper regardless of economic and market conditions. We continue our research efforts to understand the intrinsic value of the companies we own, determine if market expectations are reasonable and apply the risk adjusted profiles to allow reward for our Fund shareholders.

Respectfully,

                               /S/ David P. Como
                            David P. Como, President
                            Trainer, Wortham Funds,
                           Manager, First Mutual Fund

       /s/ Robert R. Douglass, Jr.                         /s/ John D. Knox
 Robert R. Douglass, Jr., Vice-President             John D. Knox, Vice-President
  Trainer, Wortham Emerging Growth Fund        Trainer, Wortham Total Return Bond Fund

TRAINER, WORTHAM FIRST MUTUAL FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 1997
--------------------------------------------------------------------------------

                                                                                       MARKET
 SHARES                                                                                 VALUE
--------                                                                             -----------
             COMMON STOCKS - 97.26%
             AUTO PARTS - 4.16%
  40,000     Federal-Mogul Corp. ...............................................     $ 1,400,000
                                                                                     -----------
             BEVERAGES - 3.37%
  30,200     PepsiCo, Inc. .....................................................       1,134,388
                                                                                     -----------
             CHEMICALS-DIVERSIFIED - 5.24%
  65,000     ChemFirst, Inc. ...................................................       1,763,125
                                                                                     -----------
             COMPUTER-NETWORKING PRODUCTS - 2.00%
  10,000     Cisco Systems, Inc.*...............................................         671,250
                                                                                     -----------
             COMPUTER SOFTWARE - 3.81%
  23,000     Computer Associates International, Inc. ...........................       1,280,812
                                                                                     -----------
             DIVERSIFIED OPERATIONS - 6.29%
  10,000     AlliedSignal, Inc. ................................................         840,000
  37,500     Thermo Electron Corp.*.............................................       1,275,000
                                                                                     -----------
                                                                                       2,115,000
                                                                                     -----------
             FINANCIAL INSTITUTIONS - 7.35%
  20,000     BankBoston Corp. ..................................................       1,441,250
  57,000     Insignia Financial Group, Inc., Cl. A*.............................       1,033,125
                                                                                     -----------
                                                                                       2,474,375
                                                                                     -----------
             FINANCIAL/MORTGAGE LOAN - 3.89%
  30,000     Fannie Mae.........................................................       1,308,750
                                                                                     -----------
             INSURANCE - 3.69%
  15,000     Hartford Financial Services Group, Inc. ...........................       1,241,250
                                                                                     -----------
             MACHINERY-VISION - 3.83%
  47,500     Perceptron, Inc.*..................................................       1,288,437
                                                                                     -----------
             MEDIA-RADIO/TV - 13.87%
  30,000     American Radio Systems Corp.*......................................       1,196,250
  60,000     Sinclair Broadcast Group, Inc., Cl. A*.............................       1,852,500
  70,000     Westinghouse Electric Corp. .......................................       1,618,750
                                                                                     -----------
                                                                                       4,667,500
                                                                                     -----------
             MEDICAL-DRUGS - 8.67%
  12,500     Lilly (Eli) & Co. .................................................       1,366,406
  15,000     Merck & Co., Inc. .................................................       1,552,500
                                                                                     -----------
                                                                                       2,918,906
                                                                                     -----------
             MEDICAL-PRODUCTS/SUPPLIES - 7.77%
  60,000     First New England Dental Centers, Inc.* (Note 4)...................         510,000
  20,000     Johnson & Johnson..................................................       1,287,500
 119,000     LaserSight, Inc.*..................................................         818,125
                                                                                     -----------
                                                                                       2,615,625
                                                                                     -----------

TRAINER, WORTHAM FIRST MUTUAL FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 1997
--------------------------------------------------------------------------------

                                                                                       MARKET
 SHARES                                                                                 VALUE
--------                                                                             -----------
             OIL & GAS-EXPLORATION & PRODUCTION - 14.15%
  65,000     Oryx Energy Co.*...................................................     $ 1,373,125
 101,000     Queen Sand Resources, Inc.*........................................         404,000
  16,000     Texaco, Inc. ......................................................       1,740,000
  50,000     Union Pacific Resources Group, Inc. ...............................       1,243,750
                                                                                     -----------
                                                                                       4,760,875
                                                                                     -----------
             OIL SERVICES-MACHINERY & EQUIPMENT - 3.10%
  27,000     Baker Hughes, Inc. ................................................       1,044,563
                                                                                     -----------
             RETAIL - 4.31%
  45,500     Warnaco Group, Inc., Cl. A.........................................       1,450,313
                                                                                     -----------
             TELECOMMUNICATION EQUIPMENT - 1.76%
  15,000     Ascend Communications, Inc.*.......................................         590,625
                                                                                     -----------
             TOTAL COMMON STOCKS (COST $28,542,208).............................      32,725,794
                                                                                     -----------
             SHORT TERM INVESTMENTS - 2.71%
 912,440     UMB Bank, Money Market Fiduciary, 4.290% (Cost $912,440)...........         912,440
                                                                                     -----------
             TOTAL INVESTMENTS (COST $29,454,648**) - 99.97%....................      33,638,234
             OTHER ASSETS LESS OTHER LIABILITIES - 0.03%........................          10,507
                                                                                     -----------
             NET ASSETS - 100.00%...............................................     $33,648,741
                                                                                     ===========
*  Non-income producing security
** Cost for Federal income tax purposes is $29,454,648 and net unrealized appreciation consists of:
             Gross unrealized appreciation......................................     $ 4,818,066
             Gross unrealized depreciation......................................        (634,480)
                                                                                     -----------
             Net unrealized appreciation........................................     $ 4,183,586
                                                                                     ===========

The notes to financial statements are an integral part of these statements.

TRAINER, WORTHAM EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 1997
--------------------------------------------------------------------------------

                                                                                        MARKET
 SHARES                                                                                 VALUE
--------                                                                              ----------
             COMMON STOCKS - 91.00%
             BIOTECHNOLOGY/PHARMACEUTICALS - 10.32%
   1,800     BioChem Pharma, Inc.* ..............................................     $   40,050
   2,950     Cryolife, Inc. *....................................................         35,216
     600     Human Genome Sciences, Inc.*........................................         19,950
   1,250     Liposome Co., Inc.*.................................................         11,172
   1,500     OXiGENE, Inc.*......................................................         52,125
                                                                                      -----------
                                                                                         158,513
                                                                                      -----------
             CHEMICALS - 3.38%
   4,000     Spartech Corp. .....................................................         52,000
                                                                                      -----------
             COMMERCIAL SERVICES - 5.59%
   1,250     Corrections Corp. of America* ......................................         49,687
   1,250     First USA Paymentech, Inc.*.........................................         36,172
                                                                                      -----------
                                                                                          85,859
                                                                                      -----------
             COMPUTER SOFTWARE & SERVICES - 18.85%
   2,500     ACE*COMM Corp.*.....................................................         49,063
   2,500     Data Dimensions, Inc.*..............................................         55,000
   1,750     Integrated Systems, Inc.*...........................................         20,562
   1,000     Rational Software Corp.*............................................         16,812
   6,000     SEEC, Inc.*.........................................................        115,500
   3,850     Visigenic Software, Inc.*...........................................         32,725
                                                                                      -----------
                                                                                         289,662
                                                                                      -----------
             CONSUMER PRODUCTS-MISCELLANEOUS - 2.34%
   1,600     Gibson Greetings, Inc.*.............................................         36,000
                                                                                      -----------
             CONSUMER SERVICES - 1.69%
     750     Signature Resorts, Inc.*............................................         25,922
                                                                                      -----------
             DATA PROCESSING - 4.49%
   8,000     Object Design, Inc.*................................................         69,000
                                                                                      -----------
             FINANCIAL SERVICES/REAL ESTATE - 6.91%
   1,100     Executive Risk, Inc. ...............................................         57,200
   2,700     Insignia Financial Group, Inc., Cl. A*..............................         48,938
                                                                                      -----------
                                                                                         106,138
                                                                                      -----------
             HOME FURNISHINGS - 1.00%
   1,250     Conso Products Co.*.................................................         15,313
                                                                                      -----------
             HUMAN RESOURCES - 1.29%
   2,000     ASI Solutions, Inc.*................................................         19,750
                                                                                      -----------
             MEDICAL & RELATED PRODUCTS/SERVICES - 11.03%
   3,875     Assisted Living Concepts, Inc.*.....................................        107,047
   1,800     Bio-Technology General Corp.*.......................................         24,300
   2,500     Coast Dental Services, Inc.*........................................         38,125
                                                                                      -----------
                                                                                         169,472
                                                                                      -----------

TRAINER, WORTHAM EMERGING GROWTH FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 1997
--------------------------------------------------------------------------------

                                                                                        MARKET
 SHARES                                                                                 VALUE
--------                                                                              ----------
             METAL PROCESSING & FABRICATIONS - 2.46%
   1,550     Chase Industries, Inc.*.............................................     $   37,781
                                                                                      -----------
             MISCELLANEOUS DISTRIBUTORS - 1.71%
   2,500     Valley National Gases, Inc.*........................................         26,250
                                                                                      -----------
             OIL & GAS EXPLORATION & PRODUCTION - 2.73%
   3,200     Cairn Energy USA, Inc.*.............................................         42,000
                                                                                      -----------
             RETAIL-APPAREL - 3.59%
   2,500     Jim Hjelm's Private Collection, Ltd.*...............................         15,000
   1,000     Tommy Hilfiger Corp.*...............................................         40,188
                                                                                      -----------
                                                                                          55,188
                                                                                      -----------
             TECHNOLOGY/ELECTRONICS/EQUIPMENT - 13.62%
     750     KLA-Tencor Corp.*...................................................         36,562
   1,750     Perceptron, Inc.*...................................................         47,469
   1,950     Silicon Valley Group, Inc.*.........................................         51,431
   2,250     Stratasys, Inc.*....................................................         36,281
   6,250     Tegal Corp.*........................................................         37,500
                                                                                      -----------
                                                                                         209,243
                                                                                      -----------
             TOTAL COMMON STOCKS (COST $1,188,544)...............................      1,398,091
                                                                                      -----------
             SHORT TERM INVESTMENTS - 7.24%
 111,261     UMB Bank, Money Market Fiduciary, 4.290% (Cost $111,261)............        111,261
                                                                                      -----------
             TOTAL INVESTMENTS (COST $1,299,805**) - 98.24%......................      1,509,352
             OTHER ASSETS LESS OTHER LIABILITIES - 1.76%.........................         26,981
                                                                                      -----------
             NET ASSETS - 100.00%................................................     $1,536,333
                                                                                      ===========
*  Non-income producing security
** Cost for Federal income tax purposes is $1,299,805 and net unrealized appreciation consists of:
             Gross unrealized appreciation.......................................     $  309,565
             Gross unrealized depreciation.......................................       (100,018)
                                                                                      -----------
             Net unrealized appreciation.........................................     $  209,547
                                                                                      ===========

The notes to financial statements are an integral part of these statements.

TRAINER, WORTHAM TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 1997
--------------------------------------------------------------------------------

PRINCIPAL                                                                               MARKET
 AMOUNT                                                                                 VALUE
---------                                                                             ----------
              FIXED INCOME SECURITIES - 97.77%
              U.S. GOVERNMENT TREASURY - 34.17%
$  50,000     U.S. Treasury Notes, 8.625%, 08/15/97..............................     $   50,195
  200,000     U.S. Treasury Notes, 5.875%, 08/15/98..............................        199,974
   50,000     U.S. Treasury Notes, 8.000%, 08/15/99..............................         51,845
   50,000     U.S. Treasury Notes, 7.750%, 11/30/99..............................         51,727
  100,000     U.S. Treasury Notes, 6.375%, 01/15/00..............................        100,540
  400,000     U.S. Treasury Notes, 5.625%, 02/28/01..............................        391,272
  250,000     U.S. Treasury Notes, 6.625%, 07/31/01..............................        252,418
  200,000     U.S. Treasury Notes, 6.375%, 09/30/01..............................        200,084
  300,000     U.S. Treasury Notes, 7.500%, 11/15/01..............................        312,711
  250,000     U.S. Treasury Notes, 6.375%, 08/15/02..............................        250,030
  100,000     U.S. Treasury Notes, 7.250%, 05/15/04..............................        104,314
  750,000     U.S. Treasury Notes, 7.500%, 02/15/05..............................        793,492
  150,000     U.S. Treasury Notes, 6.250%, 08/15/23..............................        138,937
                                                                                      -----------
              TOTAL U.S. GOVERNMENT TREASURY (COST $2,885,042)...................      2,897,539
                                                                                      -----------
              U.S. GOVERNMENT AGENCY - 28.45%
  300,000     Federal Home Loan Bank 6.250%, 06/24/99............................        299,442
  476,014     Federal Home Loan Mortgage Corp. Gold, Pool #E65534, 6.500%,
              10/01/11...........................................................        467,237
    5,280     Federal National Mortgage Association, Pool #041474, 7.500%,
              04/01/17...........................................................          5,295
   10,980     Federal Home Loan Mortgage Corp., Pool #141248, 7.500%, 07/01/17...         11,028
    3,750     Federal National Mortgage Association, Pool #134195, 7.500%,
              10/01/21...........................................................          3,760
  208,221     Federal National Mortgage Association, Series 1994-19, Cl. C,
              5.000%, 01/25/24...................................................        192,800
  758,722     Federal Home Loan Mortgage Corp. Gold, Pool #D72664, 7.000%,
              07/01/26...........................................................        745,208
  213,743     Federal Home Loan Mortgage Corp. Gold, Pool #C80442, 7.000%,
              10/01/26...........................................................        209,936
  498,997     Government National Mortgage Association, Pool #372399, 6.500%,
              02/15/27...........................................................        477,634
                                                                                      -----------
              TOTAL U.S. GOVERNMENT AGENCY (COST $2,383,475).....................      2,412,340
                                                                                      -----------
              CORPORATE BONDS - 35.15%
  150,000     Associates Corp. of North America, 6.740%, 08/13/99................        151,125
  110,000     General Motors Acceptance Corp., 8.400%, 10/15/99..................        114,675
  200,000     Banco LatinoAmericano, 6.690%, 12/23/99 (Note 4)...................        200,250
  160,000     Ford Motor Credit Corp., 7.020%, 10/10/00..........................        162,000
  200,000     Sears Roebuck Acceptance Corp., 5.870%, 01/08/01...................        195,000
  150,000     Morgan Stanley Group, Inc., 9.375%, 06/15/01.......................        163,687
  300,000     IMPSA, 9.500%, 05/31/02 (Note 4)...................................        300,375
  200,000     Homeside Lending, Inc., 6.875%, 06/30/02...........................        199,500
  200,000     Scholastic Corp., 7.000%, 12/15/03.................................        198,000
  250,000     Hydro-Quebec, 6.720%, 03/16/05.....................................        244,688

TRAINER, WORTHAM TOTAL RETURN BOND FUND
SCHEDULE OF INVESTMENTS                                            JUNE 30, 1997
--------------------------------------------------------------------------------

PRINCIPAL                                                                               MARKET
 AMOUNT                                                                                 VALUE
---------                                                                             ----------
$ 200,000     Smith Barney Holdings, 7.125%, 10/01/06............................     $  199,000
  100,000     Union Pacific Resources Corp., 7.000%, 10/15/06....................         99,625
  300,000     Termoemcali Funding Corp., 10.125%, 12/15/14 (Note 4)..............        326,961
  350,000     Poland-Global Registered, 3.250%, 10/27/24.........................        224,000
  200,000     Empresa Nacional Electric, 7.875%, 02/01/27........................        201,750
                                                                                      -----------
              TOTAL CORPORATE BONDS (COST $2,971,309)............................      2,980,636
                                                                                      -----------
              TOTAL FIXED INCOME SECURITIES (COST $8,239,826)....................      8,290,515
                                                                                      -----------

 SHARES
---------
              SHORT-TERM INVESTMENTS - 3.14%
  266,029     UMB Bank, Money Market Fiduciary, 4.290% (Cost $266,029)...........     $  266,029
                                                                                      -----------
              TOTAL INVESTMENTS (COST $8,505,855**) - 100.91%....................      8,556,544
              OTHER LIABILITIES LESS OTHER ASSETS - (0.91)%......................        (77,141)
                                                                                      -----------
              NET ASSETS - 100.00%...............................................     $8,479,403
                                                                                      ===========
  ** Cost for Federal income tax purposes is $8,505,855 and net unrealized appreciation consists of:
              Gross unrealized appreciation......................................     $   65,726
              Gross unrealized depreciation......................................        (15,037)
                                                                                      -----------
              Net unrealized appreciation........................................     $   50,689
                                                                                      ===========

The notes to financial statements are an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1997
--------------------------------------------------------------------------------

                                                        FIRST       EMERGING    TOTAL RETURN
                                                       MUTUAL        GROWTH         BOND
                                                     -----------   ----------   ------------
ASSETS
  Investments in securities at market value
    (identified cost $29,454,648, $1,299,805 and
    $8,505,855, respectively) (Notes 1 and 4)....    $33,638,234   $1,509,352    $8,556,544
  Receivables:
    Dividends and interest.......................         19,637          314       104,732
    Investment securities sold...................        521,982            0             0
  Reimbursement due from Advisor.................              0       27,554        15,343
  Deferred organizational costs (Note 1).........              0       10,213        10,219
  Other assets...................................          7,594        3,790         4,933
                                                     -----------   ----------    ----------
    TOTAL ASSETS.................................     34,187,447    1,551,223     8,691,771
                                                     -----------   ----------    ----------
LIABILITIES
  Payable for securities purchased...............        418,839        5,531       199,934
  Payable for capital stock redeemed.............         82,700            0             0
  Distributions payable..........................              0            0         6,207
  Accrued expenses...............................         37,167        9,359         6,227
                                                     -----------   ----------    ----------
    TOTAL LIABILITIES............................        538,706       14,890       212,368
                                                     -----------   ----------    ----------
NET ASSETS
  (applicable to outstanding shares of 2,723,741,
    150,411 and 841,204, respectively; unlimited
    shares of $0.001 par value authorized).......    $33,648,741   $1,536,333    $8,479,403
                                                     ===========   ==========    ==========
  Net asset value, offering and redemption price
    per share....................................    $     12.35   $    10.21    $    10.08
                                                     ===========   ==========    ==========
SOURCE OF NET ASSETS
  Paid-in capital................................    $23,801,317   $1,487,449    $8,437,368
  Undistributed net investment income............              0            0         5,774
  Accumulated net realized gain (loss) on
    investments..................................      5,663,838     (160,663)      (14,428)
  Net unrealized appreciation of investments.....      4,183,586      209,547        50,689
                                                     -----------   ----------    ----------
    NET ASSETS...................................    $33,648,741   $1,536,333    $8,479,403
                                                     ===========   ==========    ==========

The notes to financial statements are an integral part of these statements.

STATEMENTS OF OPERATIONS
PERIOD ENDED JUNE 30, 1997
--------------------------------------------------------------------------------

                                                        FIRST      EMERGING    TOTAL RETURN
                                                       MUTUAL      GROWTH(1)     BOND(1)
                                                     -----------   ---------   ------------
INVESTMENT INCOME
  Dividends......................................    $   227,205   $     766     $      0
  Interest.......................................         58,969       3,784      327,790
                                                      ----------   ---------     --------
    TOTAL INCOME.................................        286,174       4,550      327,790
                                                      ----------   ---------     --------
EXPENSES
  Advisory fees (Note 3).........................        235,424      12,848       22,431
  Distribution expense (Note 3)..................         78,475       5,140            0
  Administrator expense..........................         55,489       9,097        9,270
  Transfer agent fees............................         37,471      18,181       18,108
  Bookkeeping and pricing........................         29,738      18,000       20,129
  Insurance expense..............................         13,858         272        1,089
  Custodian fees.................................         13,606       8,111        6,463
  Legal expense..................................         24,793           0            0
  Registration expense...........................         27,976      12,409       13,540
  Organizational expense (Note 1)................              0       1,787        1,781
  Independent accountants........................         11,000           0            0
  Other..........................................         26,800       1,302        4,821
  Trustees' fees and expenses....................         23,662          76          362
  Reports to shareholders........................         10,264       1,738        2,339
                                                      ----------   ---------     --------
    TOTAL EXPENSES...............................        588,556      88,961      100,333
    Expenses waived and reimbursed...............              0     (76,113)     (56,343)
                                                      ----------   ---------     --------
    NET EXPENSES.................................        588,556      12,848       43,990
                                                      ----------   ---------     --------
    NET INVESTMENT INCOME (LOSS).................       (302,382)     (8,298)     283,800
                                                      ----------   ---------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain (loss) from security
    transactions.................................      6,971,549    (160,663)     (11,462)
  Net change in unrealized appreciation
    (depreciation) of investments................     (4,283,207)    209,547       50,689
                                                      ----------   ---------     --------
  Net realized and unrealized gain on
    investments..................................      2,688,342      48,884       39,227
                                                      ----------   ---------     --------
  Net increase in net assets resulting from
    operations...................................    $ 2,385,960   $  40,586     $323,027
                                                      ==========   =========     ========

-------------------------------------------
(1) The Emerging Growth Fund and Total Return Bond Fund commenced operations on October 1, 1996.

The notes to financial statements are an integral part of these statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    EMERGING    TOTAL RETURN
                                             FIRST MUTUAL            GROWTH         BOND
                                       -------------------------   ----------   ------------
                                          YEAR          YEAR         PERIOD        PERIOD
                                          ENDED         ENDED        ENDED         ENDED
                                        JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,
                                          1997          1996        1997(1)       1997(1)
                                       -----------   -----------   ----------   ------------
OPERATIONS

  Net investment income (loss).......  $  (302,382)  $  (208,863)  $   (8,298)  $    283,800
  Net realized gain (loss) on
    investments......................    6,971,549     5,869,876     (160,663)       (11,462)
  Net change in unrealized
    appreciation (depreciation) of
    investments......................   (4,283,207)    4,618,568      209,547         50,689
                                       -----------   -----------   ----------    -----------
  Net increase in net assets
    resulting from operations........    2,385,960    10,279,581       40,586        323,027
                                       -----------   -----------   ----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net investment
    income...........................            0             0            0       (280,953)
  Distributions from realized gains
    on investments...................   (5,294,139)   (1,927,263)           0              0
  Distributions in excess of realized
    gains on investments.............            0             0            0         (1,820)
                                       -----------   -----------   ----------    -----------
    Total Distributions..............   (5,294,139)   (1,927,263)           0       (282,773)
                                       -----------   -----------   ----------    -----------
CAPITAL SHARE TRANSACTIONS
  Receipt from shares sold...........    2,803,809     3,039,765    1,595,918      9,697,178
  Receipt from shares issued on
    reinvestment of distributions....    4,863,382     1,720,464            0        270,553
  Shares redeemed....................   (3,257,407)   (1,246,789)    (100,171)    (1,528,582)
                                       -----------   -----------   ----------    -----------
  Net increase in net assets
    resulting from capital share
    transactions (a).................    4,409,784     3,513,440    1,495,747      8,439,149
                                       -----------   -----------   ----------    -----------
    Total increase in net assets.....    1,501,605    11,865,758    1,536,333      8,479,403
NET ASSETS
  Beginning of period................   32,147,136    20,281,378            0              0
                                       -----------   -----------   ----------    -----------
  End of period......................  $33,648,741   $32,147,136   $1,536,333   $  8,479,403
                                       ===========   ===========   ==========    ===========
  (a) Transactions in capital stock
    were:
      Shares sold....................      228,710       259,258      160,898        965,600
      Shares issued on reinvestment
         of distributions............      431,151       154,718            0         26,973
      Shares redeemed................     (263,223)     (109,829)     (10,487)      (151,369)
                                       -----------   -----------   ----------    -----------
      Net increase...................      396,638       304,147      150,411        841,204
      Beginning balance..............    2,327,103     2,022,956            0              0
                                       -----------   -----------   ----------    -----------
      Ending balance.................    2,723,741     2,327,103      150,411        841,204
                                       ===========   ===========   ==========    ===========

-------------------------------------------
(1) The Emerging Growth Fund and Total Return Bond Fund commenced operations on October 1, 1996.

The notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

                                                             FIRST MUTUAL
                                            -----------------------------------------------
                                                         YEARS ENDED JUNE 30,
                                            -----------------------------------------------
                                             1997      1996      1995      1994      1993
                                            -------   -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF YEAR........   $13.81    $10.03    $ 8.21    $ 9.29    $ 8.49
                                            -------   -------   -------   -------   -------
  INCOME FROM INVESTMENT
    OPERATIONS

  Net investment loss.....................    (0.11)    (0.09)    (0.09)    (0.09)    (0.06)
  Net gains (losses) on securities (both
    realized and unrealized)..............     0.95      4.79      2.10     (0.13)     1.09
                                            -------   -------   -------   -------   -------
    Total from investment operations......     0.84      4.70      2.01     (0.22)     1.03
                                            -------   -------   -------   -------   -------
  LESS DISTRIBUTIONS

  Dividends from net investment income....     0.00      0.00      0.00      0.00      0.00
  Distributions from capital gains........    (2.30)    (0.92)    (0.19)    (0.86)    (0.23)
                                            -------   -------   -------   -------   -------
    Total distributions...................    (2.30)    (0.92)    (0.19)    (0.86)    (0.23)
                                            -------   -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR..............   $12.35    $13.81    $10.03    $ 8.21    $ 9.29
                                            =======   =======   =======   =======   =======
TOTAL RETURN..............................    7.67%    49.12%    25.04%    (3.91%)   12.17%

RATIOS/SUPPLEMENTAL DATA

  Net assets, end of year (in 000's)......  $33,649   $32,147   $20,281   $21,446   $19,093
  Ratio of expenses to average net
    assets**..............................    1.87%     1.74%     2.16%     1.97%     1.99%
  Ratio of net investment loss to average
    net assets**..........................   (0.96%)   (0.82%)   (0.77%)   (0.97%)   (0.61%)
  Portfolio turnover rate.................     109%      107%      198%      178%      172%
  Average commission rate paid............  $0.0601   $0.0683       N/A       N/A       N/A

-------------------------------------------
** Average net assets have been computed on the basis of the value of the net assets at the end of the month.

The notes to financial statements are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below set forth financial data for a share of capital stock outstanding throughout each period presented.

                                                                    EMERGING   TOTAL RETURN
                                                                     GROWTH        BOND
                                                                    --------   ------------
                                                                     PERIOD       PERIOD
                                                                     ENDED        ENDED
                                                                    JUNE 30,     JUNE 30,
                                                                    1997(1)      1997(1)
                                                                    --------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................   $10.00       $10.00
                                                                    -------       ------
  INCOME FROM INVESTMENT OPERATIONS
  ----------------------------------------
  Net investment income (loss)....................................    (0.06)        0.41
  Net gains on securities (both realized and unrealized)..........     0.27         0.08
                                                                    -------       ------
    Total from investment operations..............................     0.21         0.49
                                                                    -------       ------
  LESS DISTRIBUTIONS
  ---------------------
  Dividends from net investment income............................     0.00        (0.40)
  Distributions in excess of capital gains........................     0.00        (0.01)
                                                                    -------       ------
    Total distributions...........................................     0.00        (0.41)
                                                                    -------       ------
NET ASSET VALUE, END OF PERIOD....................................   $10.21       $10.08
                                                                    =======       ======
TOTAL RETURN......................................................    2.10% +      4.90%+
RATIOS/SUPPLEMENTAL DATA
----------------------------
  Net assets, end of period (in 000's)............................   $1,536       $8,479
  Ratio of expenses to average net assets**
    before reimbursement of expenses by Advisor...................    8.65% *      2.01%*
    after reimbursement of expenses by Advisor....................    1.25% *      0.88%*
  Ratio of net investment income (loss) to average net assets**
    before reimbursement of expenses by Advisor...................   (8.21% )*     4.53%*
    after reimbursement of expenses by Advisor....................   (0.81% )*     5.66%*
  Portfolio turnover rate.........................................      50% +       112%+
  Average commission rate paid....................................  $0.0784          N/A

-------------------------------------------
(1) The Emerging Growth Fund and Total Return Bond Fund commenced operations on October 1, 1996.
 +  Since inception, not annualized.
 *  Annualized.
** Average net assets have been computed on the basis of the value of the net assets at the end of the month.

The notes to financial statements are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 1997
--------------------------------------------------------------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Trainer, Wortham First Mutual Funds (the "Trust") is an open-end management investment company which currently offers shares of three series: First Mutual Fund; Trainer, Wortham Emerging Growth Fund ("Emerging Growth Fund"); and Trainer, Wortham Total Return Bond Fund ("Total Return Bond Fund"). Each Series has distinct investment objectives and policies.

First Mutual Fund's primary investment objective is to seek capital appreciation principally through investments in common stock. The Fund may also invest in securities convertible into common stock such as convertible bonds or preferred stock. Its secondary investment objective is to seek income from dividends and interest. Emerging Growth Fund's investment objective is to seek capital appreciation through investments in the common stock of emerging growth companies. Emerging growth companies are defined by the Advisor as companies that are achieving, or about to achieve, rapid earnings growth due to a new product, a new industry, technological innovation, new management, or a novel strategic corporate positioning, among other factors. The weighted average market capitalization of holdings in the Fund will be approximately $1 billion. The Total Return Bond Fund seeks to maximize total return consistent with preservation of capital. The Fund will invest in U.S. Government and agency securities, investment grade corporate bonds and other fixed-income securities. The Fund will seek to produce conservative, risk adjusted returns.

Due to the inherent risk in any investment program, no Fund can ensure that its investment objectives will be realized. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Unlisted securities, or listed securities in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost which approximates market value. All other securities are valued at their fair value as determined in good faith by the Board of Trustees.

B. OTHER. As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to different treatments for net operating losses and post-October capital losses.

C. NET ASSET VALUE PER SHARE. Net asset value per share of the capital stock of a Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value

NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 1997
--------------------------------------------------------------------------------

of its net assets by the number of Fund shares outstanding. The offering price and redemption price per share is the same as the net asset value per share.

D. FEDERAL INCOME TAXES. It is the policy of each Fund to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, if such qualification is in the best interest of its stockholders, and to make distributions of net investment income and capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes.

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. ORGANIZATIONAL COSTS. Organizational costs for Emerging Growth Fund and Total Return Bond Fund are being amortized on a straight-line basis over five years, commencing October 1, 1996.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, for the year ended June 30, 1997 are as follows:

                                                               PURCHASES         SALES
                                                              -----------     -----------
First Mutual Fund...........................................  $33,226,733     $33,864,629
Emerging Growth Fund........................................    1,939,781         590,574
Total Return Bond Fund......................................   15,319,634       7,114,384

NOTE 3 - INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES Trainer, Wortham & Co., Inc. (the "Advisor") is the investment advisor for the Trust pursuant to three separate investment advisory agreements (the "Agreements"). Under the terms of the Agreements, the Advisor receives an annual fee, accrued daily and paid monthly, of 0.75% of the average daily net assets of First Mutual Fund, 1.25% of the average daily net assets of Emerging Growth Fund, and 0.45% of the average daily net assets of the Total Return Bond Fund.

For the year ended June 30, 1997, the Trust paid the Advisor $235,424 in advisory fees on behalf of First Mutual Fund, $12,848 on behalf of Emerging Growth Fund and $22,431 on behalf of Total Return Bond Fund. The Advisor has voluntarily elected to waive advisory fees and reimburse other operating expenses to the extent necessary to cause total operating expenses not to exceed 1.25% for the Emerging Growth Fund. For the period October 1, 1996 (commencement of operations) through April 30, 1997, the Advisor voluntarily elected to waive advisory fees and reimburse other operating expenses to the extent necessary to cause total operating expenses not to exceed 0.75% for the Total Return Bond Fund. Effective May 1, 1997, the waiver and

NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 1997
--------------------------------------------------------------------------------

reimbursement was reduced on the Total Return Bond Fund to the extent that total operating expenses do not exceed 1.20%. For the year ended June 30, 1997, the Advisor waived and reimbursed expenses amounting to $76,113 for Emerging Growth Fund and $56,343 for Total Return Bond Fund. The Trust has adopted Distribution Plans (the "Plans"), with respect to First Mutual Fund and Emerging Growth Fund, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Funds to pay certain expenses associated with the distribution of its shares. The Plan provides that the Trust will reimburse FPS Broker Services, Inc. (the "Distributor"), the Trust's sole Underwriter and Distributor, for actual distribution and shareholder servicing expenses incurred by the Distributor not exceeding, on an annual basis, 0.25% of the average daily net assets of First Mutual Fund and 0.50% of the average daily net assets of Emerging Growth Fund. For the year ended June 30, 1997, the Trust reimbursed the Distributor $78,475 and $5,140 on behalf of First Mutual Fund and Emerging Growth Fund, respectively, for distribution costs incurred. Distribution costs incurred by First Mutual Fund include $24,000 paid to an affiliate of the investment advisor and $33,151 retained by FPS Broker Services, Inc. as compensation for its distribution services.

NOTE 4 - RESTRICTED SECURITIES
First Mutual and Total Return Bond Funds own certain investment securities which are restricted as to resale. Accordingly, these securities are valued at fair value in good faith by or under the direction of the Trust's Board of Trustees, taking into consideration such factors including recent private sales, market conditions and the issuer's financial performance. At June 30, 1997, First Mutual and Total Return Bond Funds owned the following securities which may not be sold without registration under the Securities Act of 1933:

FIRST MUTUAL FUND

                               ACQUISITION              UNIT      MARKET
          SECURITY                 DATE      SHARES     PRICE     VALUE     %TNA      COST
-----------------------------  ------------  -------   -------   --------   -----   --------
First New England Dental
  Centers....................    10/23/96     60,000   $  8.50   $510,000   1.52%   $510,000

TOTAL RETURN BOND FUND

                               ACQUISITION              UNIT      MARKET
          SECURITY                 DATE        PAR      PRICE     VALUE     %TNA      COST
-----------------------------  ------------  -------   -------   --------   -----   --------
Banco LatinoAmericano 6.690%,
  12/23/99...................    12/19/96    200,000   $100.00   $200,250   2.36%   $200,000
IMPSA 9.500%, 05/31/02.......    05/22/97    300,000   $99.512   $300,375   3.54%   $298,536
Termoemcali Funding Corp.
  10.125%, 12/15/14..........    05/13/97    300,000   $105.50   $326,961   3.86%   $316,500

NOTES TO FINANCIAL STATEMENTS                                      JUNE 30, 1997
--------------------------------------------------------------------------------

Certain officers and trustees of the Trust are affiliated persons of the Advisor.

                      TRAINER, WORTHAM FIRST MUTUAL FUNDS
                          845 Third Avenue, 6th Floor
                               New York, NY 10022

OFFICERS                                       INVESTMENT ADVISOR
David P. Como                                  Trainer, Wortham & Co., Inc.
President                                      845 Third Avenue, 6th floor
                                               New York, NY 10022

Robert R. Douglass, Jr.                        AUDITORS
Vice President                                 Briggs, Bunting & Dougherty, LLP
                                               2121 Two Logan Square
                                               Philadelphia, PA 19103
H. Williamson Ghriskey, Jr.
Vice President/Treasurer

Charles H.G. Honey                             CUSTODIAN
Vice President                                 UMB Bank KC, NA
                                               P.O. Box 412797
                                               Kansas City, MO 64141

John D. Knox                                   FUND ADMINISTRATION
Vice President                                 FPS Services, Inc.
                                               3200 Horizon Drive
Debra L. Clark                                 King of Prussia, PA 19406
Secretary


This report is submitted for the general information of the shareholders of the Trust. It is not authorized for distribution to prospective investors in the Trust unless preceded or accompanied by an effective Prospectus which includes details regarding the Trust's objectives, policies, expenses and other information.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Trainer, Wortham First Mutual Funds
New York, New York

We have audited the statements of assets and liabilities of Trainer, Wortham First Mutual Fund, Trainer, Wortham Emerging Growth Fund, and Trainer, Wortham Total Return Bond Fund, each a series of shares of Trainer, Wortham First Mutual Funds, including the schedules of investments, as of June 30,1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the indicated periods ended June 30, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. The statement of changes in net assets for the year ended June 30, 1996 and the financial highlights for each of the four years ended June 30, 1996 of Trainer, Wortham First Mutual Fund were audited by other auditors whose report dated July 11, 1996 expressed an unqualified opinion thereon.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the custodian and brokers. Where brokers did not reply to our confirmation request, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trainer, Wortham First Mutual Fund, Trainer, Wortham Emerging Growth Fund, and Trainer, Wortham Total Return Bond Fund as of June 30, 1997, and the results of their operations, the changes in their net assets, and the financial highlights for the indicated periods ended June 30, 1997 in conformity with generally accepted accounting principles.

                                             BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, PA
July 17, 1997

ILLUSTRATION OF $10,000 INVESTMENT
--------------------------------------------------------------------------------

The graph below compares the increase in value of a $10,000 investment in the Trainer, Wortham First Mutual Fund with the performance of the Standard & Poor's 500 Index. The values are as of June 30th for each of the last ten years. The values and returns for the Trainer, Wortham First Mutual Fund include reinvested dividends.

   AVERAGE ANNUAL TOTAL RETURN
----------------------------------
1 YEAR     5 YEAR          10 YEAR
7.67%      16.69%          10.37%

            Measurement Period
          (Fiscal Year Covered)                FIRST MUTUAL FUND         S&P 500 INDEX
1987                                                 10000                   10000
1988                                                  8590                    8997
1989                                                 10181                   10460
1990                                                 12001                   11777
1991                                                 12522                   12209
1992                                                 12396                   13426
1993                                                 13904                   14820
1994                                                 13360                   14614
1995                                                 16705                   17996
1996                                                 24911                   22060
1997                                                 26822                   29116

DIVIDEND NOTICES

Note the following information is required by sections 852(b)(3)(c) and 854(b)(2) of the Internal Revenue Code and is based on the Trainer, Wortham First Mutual Fund's tax year July 1, 1996 to June 30, 1997:

                             ORDINARY INCOME
                         DISTRIBUTIONS PER SHARE            PERCENTAGE
                       ----------------------------         QUALIFYING
                          FROM                            70% DIVIDENDS          LONG TERM
                       INVESTMENT         FROM          RECEIVED DEDUCTION     CAPITAL GAINS
      DATE PAID          INCOME       CAPITAL GAINS      FOR CORPORATIONS        PER SHARE
---------------------  ----------     -------------     ------------------     -------------
      12/27/96            .000            1.437                14%                 .864

Form 1099-DIV will be mailed to you in late January 1998, providing you with the nature and dollar amounts of all distributions paid in calendar 1997 and should be used to complete your 1997 tax return.

ILLUSTRATION OF $10,000 INVESTMENT
--------------------------------------------------------------------------------

The graph below compares the increase in value of a $10,000 investment in the Trainer, Wortham Emerging Growth Fund with the performance of the Russell 2000 Index. The values and returns for the Trainer, Wortham Emerging Growth Fund include reinvested dividends.

AGGREGATE TOTAL RETURN
   SINCE INCEPTION
----------------------
        2.10%*

            Measurement Period
          (Fiscal Year Covered)                 EMERGING GROWTH       RUSSELL 2000 INDEX
10/1/96                                              10000                   10000
12/31/96                                              9930                   10500
3/31/97                                               8920                    9920
6/30/97                                              10210                   11478

The graph below compares the increase in value of a $10,000 investment in the Trainer, Wortham Total Return Bond Fund with the performance of the Lehman Aggregate Index. The values and returns for the Trainer, Wortham Total Return Bond Fund include reinvested dividends.

AGGREGATE TOTAL RETURN
   SINCE INCEPTION
----------------------
        4.90%*

            Measurement Period                                         LEHMAN AGGREGATE
          (Fiscal Year Covered)                TOTAL RETURN BOND            INDEX*
10/1/96                                              10000                   10000
12/31/96                                             10221                   10300
3/31/97                                              10146                   10242
6/30/97                                              10490                   10618

* Not annualized.

TRUSTEES:

Robert H. Breslin, Jr.
David P. Como
Raymond Eisenberg
David Elias
Robert S. Lazar
Martin S. Levine
Theresa C. Thibadeau
James F. Twaddell

For more complete information including
charges and expenses, you may request
a prospectus by calling:

                                  800.257.4414

[TRAINER, WORTHAM FUNDS LOGO]

      845 Third Avenue/6th Floor, New York, New York 10022
      800.257.4414 - Fax: 415.288.1401

                                 ANNUAL REPORT
                                 JUNE 30, 1997

                         [TRAINER, WORTHAM FUNDS LOGO]
                               FIRST MUTUAL FUND
                              EMERGING GROWTH FUND
                             TOTAL RETURN BOND FUND

                                  800.257.4414